UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08128

Name of Fund:	W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:	527 Madison Avenue
New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022
Attention: Seth L. Pearlstein

Registrant’s telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2007

Item 1 – REPORT TO SHAREHOLDERS.

W.P. STEWART & CO. GROWTH FUND, INC.

Semi-Annual Report
(Unaudited)

June 30, 2007

W.P. Stewart & Co. Growth Fund, Inc.
Semi-Annual Report to Shareholders as of June 30, 2007

Management Comments

During the first half of 2007, your Fund’s net asset value per share increased from $190.35 on December 31, 2006 to $191.99 on June 30, 2007. This represents a total investment return of 0.86% compared to a return of 6.96% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

Market sentiment has wavered as to whether the weakness in the sub-prime loan market will have a significant effect on the economy as a whole. At the start of the second quarter investors seemed to shrug off these concerns as corporate results came in a little better than expected, and the tone of companies’ comments about the current economic environment remained positive. However, the collapse of a Bear Sterns hedge fund in June saw investor concerns flooding back. In this case the real issue was not so much that the sub-prime market had worsened significantly but that a number of investors have leveraged their portfolios so heavily that even a relatively modest default rate could send fund values crashing. Overall it still appears that the risk of a major systemic collapse is small but clearly regulators are monitoring this situation closely.

The market is also feeling a little schizophrenic about the interest rate environment given the mixed signals we are getting about slowing economic growth and the rate of inflation. In particular, investors are uncertain whether they should focus on the core inflation number, which is favored by the Federal Reserve and which remains benign, or the deteriorating headline inflation number that includes food and energy. While it is clear that stripping out these volatile sectors gives a more balanced picture, it is also apparent that rising food and energy prices together with higher mortgage payments, for those people with adjustable rate mortgages, will have a negative effect on disposable income particularly for lower income families. The offsetting factor is that unemployment remains low and there are signs that wage rates are picking up a little, most notably in the service sectors. This in turn is expected to boost consumption but probably in the higher income brackets. Overall, the macro economic data in aggregate continues to paint a picture of a reasonably solid economy that is growing steadily around its long-term trend rate.

The Fund’s performance for the period was disappointing when compared to the S&P 500 primarily due to weighting we have in the portfolio to less cyclical stocks that have underperformed the more cyclical areas of the market. The best performing sector year-to-date was Telecommunication Services to which we have no exposure and which rose by over 20%. Other sectors that were strong included Energy, Materials, and Industrials. If we look at the reason behind these sectors’ strong performance we can see two clear factors. In Energy and Materials the driving force remains increased demand from India and China, while in Telecommunications takeover activity primarily from the private equity sector has been instrumental in pushing prices higher. If we look at these two phenomena we believe the first is likely to be a long-term secular trend while the second is predicated on the availability of cheap credit that may not be so readily available going forward if investors begin to shy away from highly leveraged investment structures. One unusual aspect of this performance pattern is that normally the more interest rate sensitive areas of the market such as Telecommunications and Utilities tend to under-perform when the more inflationary sectors do well and vice versa. In this case they have both performed well at the same time, for the reasons highlighted above, which we believe is unlikely to continue going forward.

W.P. Stewart & Co. Growth Fund, Inc.
Semi-Annual Report to Shareholders as of June 30, 2007

Management Comments (Continued)

The worst performing sector this year, and the only one down year-to-date, has been Financials due to worries about sub-prime loans. However, in this area the two major investments we have in the portfolio, namely Schwab and American Express, have both performed well and were our two best performing stocks in the second quarter. Neither company is directly exposed to the sub-prime lending market and both have business models that we believe will prosper even if liquidity conditions tighten. Another company that has performed well recently is General Electric. Investors have welcomed the company’s sale of its plastics division, allowing it to focus on its faster growing businesses such as healthcare and infrastructure. The worst performing stock in the portfolio during the second quarter was Whole Foods. This company received an unfavorable ruling by the Federal Trade Commission on its proposed acquisition of Wild Oats, another organic food chain. The commission believes that the acquisition of Wild Oats’ 110 stores when added to Whole Foods’ 195 stores would significantly reduce competition. Given the US has some 25,000 supermarkets, many of which offer organic produce, we feel this is unlikely. But it is rare that an FTC ruling is overturned. However, Whole Foods has proposed selling on some 35 stores, to a private equity firm, in areas where the companies’ overlap is greatest which may be enough to placate the FTC. We had not built in the benefits of the acquisition to our earnings model so we are making no changes to our earnings forecasts and overall believe the company still offers excellent growth prospects even without Wild Oats.

Long-term View

Looking ahead, we continue to believe that the US economy will slow but will still manage to grow in the region of 2.5% to 3% for the year as a whole. Inflation is showing some signs of life but not, we believe, enough to warrant an interest rate rise although we remain equally skeptical about an imminent rate cut. Given this background, earnings expectations for the market remain more muted than we have seen recently and we believe that this may highlight the attractiveness of our portfolio’s growth rate. The valuation of this portfolio of high quality growth companies at just below 19 times estimated earnings looks compelling to us not only by historic standards but also when considered against other asset classes such as bonds. Currently the Fund’s portfolio has a growing earnings yield of 5.3% compared to the 10 year Treasury yield of 5.1%. Historically equities tend to perform much better than bonds in the event hopes of a rate cut fade. We do believe that investors’ concerns over the rising cost of borrowing, particularly for riskier assets such as CDOs, will focus attention on higher quality companies with strong balance sheets and leading market positions. In these circumstances, we anticipate remaining fully invested in high quality companies.

John C. Mahler, Jr.
President and Portfolio Manager
New York, NY
July, 2007

W.P. Stewart & Co., Inc.
Investment Adviser

Average Annual Total Returns (for the periods ended June 30, 2007)

	Six Month	One Year	Five Year	Ten Year	Return Since Inception*
W.P. Stewart & Co. Growth Fund, Inc.**	0.86%	11.91%	7.34%	5.88%	9.57%
S&P 500 Index	6.96%	20.59%	10.70%	7.13%	11.14%

*	Inception Date of Fund: February 28, 1994

**
Total Fund Operating Expenses (for the year ended December 31, 2006)     2.43%
Net Fund Operating Expenses^ (for the year ended December 31, 2006)     1.89%
^ after voluntary expense payment and reimbursement by the Adviser
Please refer to page 9 for additional expense ratio information.

***	The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund’s returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. Stewart & Co. Growth Fund, Inc.
Understanding Your Fund’s Expenses
June 30, 2007 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge a purchase fee nor does it carry a “sales load”; however, it does charge a redemption fee. Costs are described in more detail in the Fund’s prospectus.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07
Actual	$ 1,000.00	$ 1,008.62	$ 9.61
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.23	$ 9.64

* Expenses are equal to the Fund’s annualized expense ratio of 1.93% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

W.P. Stewart & Co. Growth Fund, Inc.
Fund Profile
June 30, 2007 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund’s Net Assets

*	For reporting purposes, industry classifications are combined in this Portfolio Sectors chart. For industry classifications, please see the Schedule of Investments starting on page 4.

Top Ten Stocks as of June 30, 2007
% of Fund’s Net Assets

Target Corporation	8.1%
The Walt Disney Company	8.1%
Procter & Gamble Company	7.3%
American Express Company	7.1%
PepsiCo, Inc.	7.1%
Walgreen Company	6.6%
Qualcomm Inc.	6.1%
Wyeth	4.9%
Kellogg Company	4.9%
eBay Inc.	4.9%

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
June 30, 2007 (Unaudited)

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS - 99.7%

Consumer Products - 7.3%
Procter & Gamble Company	91,400	$5,592,766

Data Processing/Management - 4.9%
Paychex, Inc.	96,200	3,763,344

Diversified Industrial - 4.9%
General Electric Company	98,000	3,751,440

Drug Stores - 6.6%
Walgreen Company	116,000	5,050,640

Drugs & Health Care - 11.1%
Amgen Inc. (a)	42,750	2,363,648
Johnson & Johnson	38,450	2,369,289
Wyeth	65,800	3,772,972
		8,505,909
E-Commerce/Services - 4.9%
eBay Inc. (a)	117,200	3,771,496

Finance & Banking - 12.0%
American Express Company	89,595	5,481,422
Charles Schwab Corporation	182,600	3,746,952
		9,228,374
Food & Beverages - 16.5%
Kellogg Company	72,850	3,772,902
PepsiCo, Inc.	83,800	5,434,430
Wm. Wrigley Jr. Company	62,500	3,456,875
		12,664,207
Medical Instruments & Supplies - 2.4%
Stryker Corporation	29,500	1,861,155

Multimedia - 8.1%
The Walt Disney Company	182,200	6,220,308

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments (Continued)
June 30, 2007 (Unaudited)

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS – (Continued)

Retail – 14.9%
Staples	120,000	$2,847,600
Target Corporation	97,825	6,221,670
Whole Foods Market, Inc.	62,800	2,405,240
		11,474,510
Wireless Communications – 6.1%
Qualcomm Inc.	107,900	4,681,781

TOTAL COMMON STOCKS – (Cost $67,453,839)		76,565,930

Total Investments– (Cost $67,453,839) – 99.7%		76,565,930
Other Assets Less Liabilities– 0.3%		252,349
Net Assets– 100.0%		$76,818,279

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Investments in securities, at fair value (cost $67,453,839)	$76,565,930
Receivable for investments sold	5,444,784
Dividends receivable	29,176
Other assets	20,456
Total Assets	82,060,346

Liabilities:
Payable to custodian	3,414,979
Advisory fee payable	333,845
Payable for Fund shares purchased	1,440,752
Directors fees payable	12,569
Accrued expenses and other payables	39,922
Total Liabilities	5,242,067
Net Assets	$76,818,279

Net assets consist of:
Capital stock ($0.001 par value; 100,000,000 shares authorized, 400,126 shares issued and outstanding)	$400
Capital paid in excess of par	61,260,000
Undistributed net investment loss	(302,510)
Accumulated realized gain on investments - net	6,748,298
Unrealized appreciation on investments - net	9,112,091
Net Assets	$76,818,279

Net asset value per share*	$191.99

* Redemption price per share for shares held less than 60 days is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends	$555,122
Interest and Other	23,581
Total investment income	578,703

Expenses:
Investment advisory fees	684,988
Legal fees	201,323
Directors fees	46,875
Administrative fees	39,508
Custodian fees	30,402
Audit fees	30,000
Transfer agent fees	19,059
Registration fees	15,191
Printing fees	11,957
Insurance fees	11,883
Miscellaneous fees	20,703
Total expenses before amounts paid or reimbursed	1,111,889
Expenses paid or reimbursed by the Adviser	(230,676)
Net Expenses	881,213

Net investment loss	(302,510)

Realized and Unrealized Gain/(Loss) from Investments:
Net realized gain from investments	5,012,475
Net change in unrealized appreciation/(depreciation) on investments	(3,769,202)
Net realized and unrealized gain from investments	1,243,273

Net Increase in Net Assets Resulting from Operations	$940,763

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (Unaudited)	For the Year Ended December 31, 2006
Increase/(Decrease) in Net Assets from Operations:
Net investment loss	$(302,510)	$(618,006)
Net realized gain from investments	5,012,475	7,463,649
Net change in unrealized appreciation/(depreciation) on investments	(3,769,202)	(678,702)
Net increase in net assets resulting from operations	940,763	6,166,941

Distributions to Shareholders from:
Net realized gain from investments	0	(7,156,979)

Fund Share Transactions:
Proceeds from shares sold	2,651,792	14,512,649
Shares issued to shareholders in reinvestment of distributions	0	6,607,965
Cost of redemptions	(21,789,010)[1]	(25,388,174)
Net (decrease) in net assets from Fund share transactions	(19,137,218)	(4,267,560)
Net (Decrease) in Net Assets	(18,196,455)	(5,257,598)

Net Assets:
Beginning of period	95,014,734	100,272,332
End of period	$76,818,279	$95,014,734

Undistributed net investment loss, end of period	$(302,510)	$0

1 Net of $150 of redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

	For the Six Months Ended June 30, 2007 (Unaudited)		For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of period	$190.35		$192.59	$196.70
Net investment loss	(0.76)		(1.24)	(1.65)
Net realized and unrealized gain from investments	2.40		13.94	12.72
Net increase from investment operations	1.64		12.70	11.07
Redemption fees	0.00	(a)	0.00	0.00
Distributions to shareholders from net realized gains on investments	0.00		(14.94)	(15.18)
Net asset value, end of period	$191.99		$190.35	$192.59

Total Investment Return (b)	0.86%		6.85%	5.49%

Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.93	%(c)	1.89%	1.88%
Ratio of total expenses to average net assets, including expenses paid or reimbursed by the Adviser	2.43	%(c)	2.43%	2.24%
Ratio of net investment loss to average net assets	(0.66	)%(c)	(0.64)%	(0.94)%
Portfolio turnover	19%		44%	49%
Net assets, end of period (in thousands)	$76,818		$95,015	$100,272

(a) This amount represents less than $0.01 per share.

(b) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

(c) Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2007 and the audited operating performance for the years ended December 31, 2006 and 2005 based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights (Continued)

	For the Year Ended December 31, 2004		For the Year Ended December 31, 2003		For the Year Ended December 31, 2002
Income from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of period	$175.37		$150.08		$180.73
Net investment loss	(1.00)		(1.41)		(1.46)
Net realized and unrealized gain/(loss) from investments	31.93		26.67		(28.31)
Net increase/(decrease) from investment operations	30.93		25.26		(29.77)
Redemption fees	0.00		0.03		0.04
Distributions to shareholders from net realized gains on investments	(9.60)		0.00		(0.92)
Net asset value, end of period	$196.70		$175.37		$150.08

Total Investment Return (a)	17.73%		16.85%		(16.46	) %

Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.93%		1.99%		1.97%
Ratio of total expenses to average net assets, including expenses paid or reimbursed by the Adviser	2.30%		2.43%		2.46%
Ratio of net investment loss to average net assets	(0.54	) %	(0.93	) %	(0.94	) %
Portfolio turnover	60%		32%		40%
Net assets, end of period (in thousands)	$84,017		$76,518		$56,046

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
June 30, 2007 (Unaudited)

1. Organization and Fund Description
W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). It was incorporated under the laws of the State of Maryland in September 1993. The Fund’s investment objective is to earn capital gains for shareholders. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund’s investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the “Adviser.” Shares of the Fund are available for subscription by eligible investors.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a “Business Day”).

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee.

Investment Transactions: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2007 (Unaudited)

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

3. Distributions to Shareholders
For the six months ended June 30, 2007, the Fund did not make any distributions to shareholders. For the year ended December 31, 2006, the Fund paid distributions of $7,156,979 representing $14.942227 per share.

The tax character of distributions paid for the year ended December 31, 2006 was as follows:

Distributions paid from:
Ordinary income	$0
Long-term capital gain	7,156,979
7,156,979
Return of Capital	0
$7,156,979

As of December 31, 2006, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long-term capital gain	1,863,420
Unrealized appreciation	12,753,694
Loss deferrals and carry forwards	0
Undistributed Capital – Other	2
$14,617,116

As of June 30, 2007, unrealized appreciation and depreciation for Federal income tax purposes was $10,516,263 and $1,404,172, respectively. The aggregate cost of investments at June 30, 2007 for Federal income tax purposes was $67,453,839. As of December 31, 2006 there are no capital losses to be carried forward to offset future capital gains.

4. Related Party Agreements and Other Transactions with Affiliates
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund’s account, including execution-related costs, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2007 (Unaudited)

annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition to this arrangement, the Adviser may also from time to time voluntarily reimburse or pay certain expenses of the Fund. For the six months ended June 30, 2007, audit and legal fees reimbursed, paid or accrued by the Adviser amounted to $224,168.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2007, these fees and expenses paid or accrued by the Adviser amounted to $6,508.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2007, the Adviser’s affiliate earned $0 in commissions as broker on trades of portfolio securities. In addition, $3,671 was paid by the Fund to the affiliate for execution-related services provided and charged by an unrelated third party.

Each of the directors who is not an “interested person” of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the “Independent Directors”) is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund’s Board of Directors and each meeting of any committee of the Board of Directors that he or she attends. The Chairman of the Audit Committee receives an additional $1,875 per annum. On June 5, 2007, the Board of Directors resolved that the Lead Independent Director should also receive an additional $1,875 per annum. For the six months ended June 30, 2007, the Fund has paid a total of $46,875 to the Independent Directors for their services.

5. Administration Agreement
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the “Administrator”) dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. Line of Credit
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the “Facility”) from State Street Bank and Trust Company (the “Bank”) pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets. On April 24, 2007, this Facility was extended to April 23, 2008. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the six months ended June 30, 2007, the Fund did not borrow under the Facility.

7. Investment Transactions
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2007, were $17,191,470 and $34,940,226, respectively.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2007 (Unaudited)

8. Fund Share Transactions
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2007 and the year ended December 31, 2006, transactions in shares were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Sold	13,820	$2,651,792	76,291	$14,512,649
Reinvested	0	0	35,259	6,607,965
Redeemed	(112,863)	(21,789,010)	(133,045)	(25,388,174)
Net decrease	(99,043)	$(19,137,218)	(21,495)	$(4,267,560)

9. Redemption Fee
Effective January 1, 2007, the Fund charges a 1.00% redemption fee. The redemption fee will only be charged on shares redeemed within sixty days after the date of purchase of such shares. The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund. In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.

10. Beneficial Interest
At June 30, 2007, no shareholder owned more than 5% of the Fund’s outstanding shares.

11. Contractual Obligations
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements
In July 2006, FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, Management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY 10022

Directors and Officers
John C. Mahler, Jr.	President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
Rocco Macri	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
William F. Waters	Director
Seth L. Pearlstein*	Secretary and Chief Compliance Officer
Alison A. Proshan	Assistant Secretary

Investment Adviser	Distributor
W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1290 Broadway, Suite 1100
New York, NY 10022	Denver, CO 80203
(212) 750-8585

Administrator, Custodian, Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered
Public Accounting Firm	Legal Counsel
Anchin, Block & Anchin LLP	Davis Polk & Wardwell
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

* Effective July 11, 2007 Michael W. Stamm resigned as Secretary and Chief Compliance Officer of the W.P. Stewart & Co. Growth Fund, Inc. Seth L. Pearlstein has served as Secretary and Chief Compliance Officer of the Fund since August 16, 2007.

Quarterly Portfolio Schedule
The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

Item 2 –	CODE OF ETHICS.

Not applicable for semi-annual report.

Item 3 –	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

Item 4 –	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

Item 5 –	AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

Item 6 –	SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7 –	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

Item 8 –	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9 –	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10 –	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 –	CONTROLS AND PROCEDURES.

(a)   Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer, whose certifications are included herewith, have concluded that such disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processes, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	EXHIBITS.

12(a)(1)	Not applicable.

12(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed and attached hereto as Exhibit 99. CERT.

12(a)(3)	Not applicable.

12(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Mahler, Jr.
John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	September 7, 2007

By:	/s/ Susan G. Leber
Susan G. Leber,
Director, Treasurer and Principal Financial Officer of
W.P. Stewart & Co. Growth Fund, Inc.

Date:	September 7, 2007